September 28, 2004

CONFIDENTIAL

Via Facsimile, Email & Federal Express

Mr. James Dennedy
Mitchell-Wright Technology Group, LLC
Mitchell-Wright, LLC
SSH Partners I, L.P.
Arcadia Partners, L.P.
Arcadia Capital Management, LLC
Richard Rofe
8060 Montgomery Road, Suite 205
Cincinnati, OH 45243

Dear Mr. Dennedy,

     I enclose the agreement offered by Art Technology Group, Inc. (ATG) to address the issues that you have raised concerning ATG’s proposed acquisition of Primus Knowledge Solutions, Inc. (“Primus”), ATG Board representation and corporate governance. This offer will remain outstanding until 3pm, Eastern Time, on September 29, 2004. Please send me your response by email or fax by that time. Thank you.

We continue to believe that your support of the Primus acquisition is in the best interest of all shareholders.

Very Truly Yours,

/s/Paul G. Shorthose

Paul G. Shorthose

Chairman of ATG
617-386-1611
chairman@atg.com
cc: ATG Board of Directors

AGREEMENT

     THIS AGREEMENT is made and entered into as of this    day of September, 2004, by and among the persons and entities listed on Schedule A hereto (individually a “MWTG Party” and collectively the “MWTG Parties”) and Art Technology Group, Inc., a Delaware corporation (the “Company”).

     WHEREAS, in a filing on Schedule 14A dated September 20, 2004 (the “MWTG Soliciting Material”), the MWTG Parties disclosed that they intended to solicit and thereafter took steps to solicit proxies in opposition to the recommendations of the Company’s Board of Directors (the “Board”) with respect to the business to be brought before the Company’s Special Meeting of Stockholders (the “Proxy Contest”) as more fully described in the Company’s Joint Proxy Statement/Prospectus dated September 20, 2004 (the “Proxy Statement”) with regard to the proposed acquisition of Primus Knowledge Solutions, Inc. (the “Transaction”) pursuant to an Agreement and Plan of Merger dated August 10, 2004 (the “Merger Agreement”);

     WHEREAS, the Board and the Company have determined that it is in the best interests of the Company and its stockholders to avoid the expense of the Proxy Contest;

     WHEREAS, the Board and the MWTG Parties believe it to be in the best interest of the Company to increase the size of the Board by one director, and elect a director that is mutually acceptable to both the Company and the MWTG Parties to fill such vacancy; and

     WHEREAS, the MWTG Parties have agreed among other things to terminate the Proxy Contest and to vote to approve the Transaction in accordance with the terms of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Section 1. Appointment of New Director; Corporate Governance.

     1.1 Increase Size of Board and Committee. The Company and the MWTG Parties agree that as promptly as practicable (but in no event more than the fifth business day) following the execution of this Agreement the Board will approve (i) an increase to the size of the Board to ten (10) members by increasing the number of Class I Directors (i.e., the Directors whose terms expire at the Company’s Annual Meeting of Stockholders in 2006) from three (3) to four (4) and

(ii) an increase to the number of directors serving on the Nominating and Governance Committee to four (4) members.

     1.2 Identification and Appointment of New Director. The Company and the MWTG Parties agree that within sixty (60) days after the date of this Agreement the Company and the MWTG Parties shall have identified a nominee to the Board to fill the vacancy created pursuant to Section 1.1 (the “New Director”). The New Director shall be shall be approved, in writing, by the Company and the MWTG Parties holding a majority in interest of the stock reported as beneficially owned by the MWTG Parties on the most recent Schedule 13D filed by the MWTG Parties. The Company and the MWTG Parties agree that the New Director shall meet the criteria previously approved by the Company’s Nominating and Governance Committee and may not be a MWTG Party or any person affiliated or associated with a MWTG Party. The Company and the MWTG Parties agree that within ninety (90) days after the date of this Agreement the New Director shall have been appointed to the Board and to the Nominating and Governance Committee.

     1.3 Review of Corporate Governance. The Company agrees that the Nominating and Governance Committee shall conduct a review of the Company’s current corporate governance mechanisms, and shall issue a report and recommendations by December 31, 2004, for consideration by the full Board.

     Section 2. Covenants of the MWTG Parties.

     2.1 Terminate Proxy Contest. Each of the MWTG Parties shall take all appropriate action to terminate the Proxy Contest, including, without limitation, filing amendments to the Schedule 13D and the Schedule 14A which the MWTG Parties have previously filed with the Securities and Exchange Commission (the “SEC”) disclosing the terms and conditions of this Agreement. Simultaneously with the execution and delivery of this Agreement, each of the MWTG Parties shall cease all efforts, direct and indirect, in furtherance of the Proxy Contest. With respect to all proxies solicited by the MWTG Parties in connection with the Proxy Contest, the MWTG Parties agree not to vote, deliver or otherwise use, or attempt to vote, deliver or otherwise use, such proxies at the Company’s Special Meeting of Stockholders.

     2.2 Support of Transaction. Each MWTG Party shall cause all shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”), beneficially owned by it, as well as all shares of common stock of Primus Knowledge Solutions, Inc. beneficially owned by it, and all shares of Common Stock acquired after the day hereof and prior to the conclusion of the Special Meeting of Stockholders described in the Proxy Statement to be voted in favor of the approval and adoption of the Merger Agreement and the approval of the Transaction and the other actions contemplated by the Merger Agreement and any actions required in furtherance thereof at the Special Meeting of Stockholders or at any adjournments or postponements thereof. Concurrently with the execution of this Agreement, each MWTG Party agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A, which shall be irrevocable, with respect to the shares of Common Stock beneficially owned by such party.

     2.3. Standstill Obligations. Each MWTG Party hereby agrees with the Company that, during the period commencing on the date hereof and ending on the day following the Company’s Special Meeting of Stockholders described in the Proxy Statement (the “Standstill Period”), none of the MWTG Parties or their affiliates or associates (A) will directly or indirectly or (B) will directly or indirectly solicit, request, advise, aid, assist or encourage any other person or entity to:

     (a) except solely with other MWTG Parties (and then only to the extent and in a manner specifically permitted by this Agreement): (i) form, join in or in any other way participate in a “partnership, limited partnership, syndicate, or other group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “1934 Act”); (ii) permit any other person to join a group of which one or more of the MWTG Parties or any of their affiliates or associates is a member; or (iii) otherwise act in concert with any person, in each case either (a) for the purpose of violating or circumventing the provisions of this Agreement or (b) for the purpose of acquiring, holding, voting, or disposing of Company Stock (as hereinafter defined). For purposes of this Agreement, Company Stock means shares of any voting securities, or any securities convertible into or exchangeable for any voting securities, or options, warrants, contractual rights or other rights of any kind to acquire or vote any voting securities or any securities convertible into or exchangeable for any voting securities, of the Company;

     (b) solicit proxies or written consents of stockholders with respect to Company Stock under any circumstances, or make, or in any way participate in, directly or indirectly, any “solicitation” of any “proxy” to vote any shares of Company Stock, or become a “participant” in any “solicitation” (as such terms are used or defined in Regulation 14A promulgated under the General Rules and Regulations under the 1934 Act) whether or not relating to the election or removal of directors of the Company, or otherwise act in concert with others to seek to control or influence in any manner the management, the Board (including the composition thereof) or the business, operations or affairs of the Company (it being understood that the foregoing shall not prevent communications with the Company’s management or Board of Directors by MWTG Parties which communications are not otherwise prohibited by this Agreement);

     (c) seek to call, or to request the call of, a special meeting of stockholders of the Company;

     (d) submit or propose for consideration at any meeting of the Company’s stockholders one or more stockholder proposals, as described in Rule 14a-8 under the 1934 Act or otherwise;

     (e) in any manner acquire, agree to acquire, make any proposal to acquire or announce or disclose any intention to make a proposal to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a “partnership, limited partnership, syndicate, or other group” (within the meaning of Section 13(d)(3) of the 1934 Act) or otherwise (i) any substantial portion of the assets of the Company or (ii) any Company Stock;

     (f) make a proposal or bid with respect to, announce or disclose any intention to propose to enter into, publicly make or disclose, cause to be made or disclosed publicly or facilitate the making public or public disclosure of any proposal or bid with respect to, any merger, consolidation, other business combination, restructuring, recapitalization or other extraordinary transaction involving the Company or any of its subsidiaries;

     (g) file with or send to the SEC any amendment (including exhibits) to Mitchell-Wright Technology Group’s Schedule 13D under the 1934 Act with respect to Company Stock, except amendments necessary solely (i) to disclose the execution of this Agreement, (ii) to disclose acquisitions of Common Stock permitted by this Agreement

(and the financing thereof to the extent required to be disclosed by Item 3 of Schedule 13D), (iii) to disclose dispositions of Common Stock, (iv) to disclose changes in the identity and background of the reporting and other persons (to the extent such changes are permitted by this Agreement and are required to be disclosed by Item 2 of Schedule 13D), (v) to disclose contracts, arrangements, understandings or relationships (legal or otherwise) among the persons named in Item 2 of Schedule 13D with respect to any securities of the Company (to the extent such contracts, arrangements, understandings or relationships are permitted by this Agreement and are required to be disclosed by Item 6 of Schedule 13D), (vi) to file any exhibits to Mitchell-Wright Technology Group’s Schedule 13D to the extent such exhibits are required to be filed by Item 7 of Schedule 13D solely as a result of the foregoing changes, and (vii) to comply with the requirements of Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder (or any successor provisions thereto) (it being understood that nothing contained in this Section 2.2(g) shall be deemed to permit any action or disclosure which is otherwise prohibited by this Agreement). Such permitted amendments and additional exhibits to Mitchell-Wright Technology Group’s Schedule 13D are referred to herein as the “Permitted Schedule 13D Amendments”;

     (h) take any action or form any intention which would require an amendment to Mitchell-Wright Technology Group’s Schedule 13D (other than Permitted Schedule 13D Amendments);

     (i) institute any claim, action, cause of action, suit, administrative action or proceeding of any kind, including, without limitation, any federal, state or other governmental proceeding of any kind, against the Company or any of its former, present or future directors, officers, employees, representatives or agents (hereinafter collectively referred to as a “Cause of Action”), or solicit, advise, encourage, aid or assist, directly or indirectly, any person or entity in bringing any such Cause of Action; or

     (j) make public, or cause or assist any other person to make public (including by disclosure to any journalist, other representative of the media or securities analyst) any request for any waiver or amendment of any provision of this Agreement, or the taking of any action restricted hereby.

     Section 3. Public Statements.

     3.1. Promptly after the execution of this Agreement, each of the Company and the MWTG Parties will issue a press release reasonably acceptable to the other disclosing the terms of this Agreement.

     3.2 During the Standstill Period, the Company, on the one hand, and each of the MWTG Parties, on the other hand, hereby agree that each such party and its affiliates and associates shall not, directly or indirectly, make or issue or cause to be made or issued any disclosure, announcement or statement (including, without limitation, the filing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist, member of the media or securities analyst) concerning the other party or any of its respective past, present or future general partners, directors, officers, or employees, which portrays such party or any of its respective past, present or future general partners, directors, officers, or employees in an unfavorable light.

     3.3. During the Standstill Period, except (i) in a Permitted Schedule 13D Amendment, (ii) in proxy materials prepared by the Company pursuant to Regulation 14A of the 1934 Act, (iii) in any report required to be filed by the Company pursuant to the 1934 Act, or (iv) as is otherwise required by law (it being understood that nothing contained in this Section 3.3 shall be deemed to permit any action or disclosure which is otherwise prohibited by this Agreement), the Company, on the one hand, and each of the MWTG Parties, on the other hand, hereby agree that each such party and its affiliates and associates shall not, directly or indirectly, make or issue or cause to be made or issued under circumstances reasonably likely to result in public disclosure or dissemination, any disclosure, announcement or statement concerning the other party or any of its respective past, present or future general partners, directors, officers, or employees without the prior written consent of the other party.

     3.4. Nothing in this Section 3 shall prevent any of the parties hereto from enforcing its rights under this Agreement or shall impose any limitation on any of the parties or their respective past, present or future general partners, directors, officers, or employees in defending any claim, action, cause of action, suit, administrative action or proceeding of any kind, including, without limitation, any federal, state or other governmental proceeding of any kind, against any of them.

     Section 4. Representations and Warranties.

     4.1. Each of the parties hereto represents and warrants with respect to itself that such party is duly empowered and authorized to execute, deliver and perform this Agreement, that such party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement is the valid and binding agreement of such party, enforceable against such party in accordance with its terms.

     4.2. Each of the MWTG Parties hereby represents and warrants to the Company that as of the date hereof: (i) the MWTG Parties and their affiliates and associates are the beneficial owners (as determined in accordance with the provisions of Rule 13d-3 promulgated under the 1934 Act) of the respective number of shares of Common Stock set forth opposite their names on Schedule A hereto which aggregate    shares of Common Stock and (ii) except as set forth on Schedule A, none of the MWTG Parties or their affiliates or associates owns of record or beneficially or has any right to acquire or vote any Common Stock or equity securities of Primus Knowledge Solutions, Inc.

     Section 5. Remedies.

     5.1. Each party hereto acknowledges and agrees that irreparable injury to the other parties would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any state or federal court in The Commonwealth of Massachusetts, in addition to any other remedy to which they may be entitled at law or in equity.

     5.2. Each party hereto agrees that any legal action or proceeding arising out of or relating to this Agreement, any of the transactions contemplated hereby or any document referred to herein, shall be instituted only in a state or federal court located in The Commonwealth of Massachusetts, and such party consents to the jurisdiction and venue of those courts and waives any objection to the inconvenience of those forums for such legal action or proceeding.

     Section 6. Miscellaneous.

     6.1. This Agreement contains the entire understanding of the parties with respect to the subject matters hereof. This Agreement may be amended only by an agreement in writing executed by the parties hereto.

     6.2. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     6.3. Whenever the singular number is used herein, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     6.4. All notices, requests and other communications required or permitted hereunder shall be in writing and shall be sufficiently given if delivered by hand, or sent by registered mail or certified mail postage prepaid, by overnight courier service, or by telex, telecopy or other written form of electronic communication confirmed in writing to the address set forth below:

     if to the Company:

Art Technology Group, Inc.
25 First Street
Cambridge, Massachusetts 02141
Attn:	Robert Burke
President and Chief
Executive Officer

     With a copy to:

John D. Patterson, Jr., Esq.
Foley Hoag LLP
155 Seaport Boulevard
Boston, Massachusetts 02210

     and if to the MWTG Parties:

James H. Dennedy
Mitchell-Wright Technology Group, LLC
8060 Montgomery Road, Suite 205
Cincinnati, Ohio 45236

or to such other address as shall be furnished in writing by the Company or the MWTG Parties, as the case may be, to the other party, and such notice, request or communication shall be deemed to have been given as of the date so delivered, mailed, dispatched or transmitted and confirmed in writing (except that notice of a change of address shall not be deemed to have been given until received by the addressee).

     6.5. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that the parties would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable. In addition, the parties agree to use their best efforts to agree upon and substitute a valid and enforceable term, provision, covenant or restriction for any of such that is held invalid, void or unenforceable by a court of competent jurisdiction.

     6.6. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of The Commonwealth of Massachusetts.

     6.7. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     6.8. All obligations under this Agreement of the MWTG Parties shall be joint and several; provided, however, that in the event that any MWTG Party hereafter files a Permitted Schedule 13D Amendment indicating that such MWTG Party is no longer a member of the group of MWTG Parties, no other MWTG Party shall be jointly and severally obligated for such MWTG Party’s actions taken more than ninety (90) days after the filing of such Permitted Schedule 13D Amendment.

     6.9. The terms “affiliate” and “associate” as used in this Agreement shall have the meanings ascribed to them in Rule 12b-2 under the General Rules and Regulations under the 1934 Act, as presently in effect.

     6.10. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     6.11. As used in this Agreement, the term “person” or “entity” shall mean any individual, partnership, corporation, group, syndicate, trust, government or agency thereof, or any other association or entity.

     6.12. Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit of such obligation, covenant,

agreement or condition only by a written instrument signed by such party, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or caused the same to be executed, under seal, individually or by its duly authorized representative, as of the data first above written.

ART TECHNOLOGY GROUP, INC.

By:

Robert Burke
President and Chief Executive Officer

SSH PARTNERS I, LP
By:	Mitchell-Wright Technology Group, LLC, its General Partner

James Dennedy
Managing Member

MITCHELL-WRIGHT TECHNOLOGY GROUP, LLC
By:	Mitchell-Wright, LLC, its Managing Member

James Dennedy
Managing Member

MITCHELL-WRIGHT, LLC

James Dennedy
Managing Member

James Dennedy

ARCADIA PARTNERS, L.P.
	By:	Arcadia Capital Management, LLC, its General Partner

Richard Rofe
Member

`	ARCADIA CAPITAL MANAGEMENT, LLC

Richard Rofe
Member

Richard Rofe

PARCHE, LLC
	By:	Admiral Advisors, LLC, its managing member

Jeffrey M. Solomon
Authorized Signatory

STARBOARD VALUE & OPPORTUNITY FUND, LLC
	By:	Admiral Advisors, LLC, its managing member

Jeffrey M. Solomon
Authorized Signatory

RAMIUS CAPITAL GROUP, LLC
By:	C4S & Co., LLC, its managing member

Jeffrey M. Solomon
Authorized Signatory

C4S & Co., LLC

Jeffrey M. Solomon
Authorized Signatory

Peter A. Cohen

Morgan B. Stark

Jeffrey M. Solomon

Thomas W. Strauss

Schedule A

SSH Partners I, LP
Mitchell-Wright Technology Group, LLC
Mitchell-Wright, LLC
James Dennedy
Arcadia Partners, L.P.
Arcadia Capital Management, LLC
Richard Rofe
Parche, LLC
Starboard Value & Opportunity Fund, LLC
Ramius Capital Group, LLC
C4s & Co., LLC
Peter A. Cohen
Morgan B. Stark
Jeffrey M. Solomon
Thomas W. Strauss

Exhibit A

IRREVOCABLE PROXY

     The undersigned stockholder (the “Shareholder") of Art Technology Group, Inc., a Delaware corporation (the “Company"), hereby irrevocably appoints and constitutes each of Robert D. Burke and Edward Terino (collectively, the “Proxyholders"), the agents, attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of capital stock of the Company which are listed below (the “Shares"), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this proxy terminates, to vote the Shares as follows: the Proxyholders named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Company stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) to approve the issuance by the Company of shares of its own common stock pursuant to the merger and the other transactions contemplated by the Agreement and Plan of Merger dated as of August 10, 2004, by and among the Company, Autobahn Acquisition, Inc. and Primus Knowledge Solutions, Inc. and (ii) to grant the Company’s management discretionary authority to adjourn or postpone the special meeting of stockholders, if necessary to enable the Company’s board to solicit additional proxies in favor of the first proposal.

     The Proxyholders may not exercise this proxy on any other matter. The Shareholder may vote the Shares on all matters other than those set forth in the immediately preceding paragraph. The proxy granted by the Shareholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Shareholder set forth in the Standstill Agreement between the Shareholder and the Company dated September    , 2004 (the “Standstill Agreement”), and is irrevocable and coupled with an interest in such obligations and in the interests in the Shareholder set forth in the Standstill Agreement.

     This proxy will terminate upon the termination of the Standstill Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Shareholder agrees to notify any purchaser of the Shares of the existence of this irrevocable proxy. The undersigned Shareholder authorizes the Proxyholders to file this proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the shareholders of the Company.

     This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: September 2004.

Signature

Name (and Title)

Shares of Company Common Stock beneficially owned: